                                   FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              TRITON SYSTEMS, INC.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Mississippi                                    64-0628980
 ------------------------------------------------------------------------------
(State of incorporation or organization)              (I.R.S. Employer ID No.)


522 East Railroad Street, Long Beach, MS                    39560
-------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


  Title of each class                 Name of each exchange on which
  to be so registered                 each class is to be registered
  -------------------                 ------------------------------


  None                                N/A


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instructions A(c)(2), please check the following box.[ ]

Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, par value $.01 per share
                     --------------------------------------

                               (Title of Class)


Item 1. Description of Registrant's Securities to be Registered.

  The information set forth in the Section entitled "Description of Capital Stock" in the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (File No. 333-20577) as amended, including any form of the prospectus contained therein filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), which is incorporated herein by reference.

Item 2. Exhibits.

  a. Specimen Certificate for shares of Common Stock (Incorporated herein by reference to Exhibit 4.1 to the Registration Statement).

  b.    Rights of Holders.

        (i)     Restated Articles of Incorporation of Registrant
                (Incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

        (ii) Restated Articles of Incorporation of Registrant to be effective upon the closing of the offering
                (Incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

        (iii) By-Laws of Registrant (Incorporated herein by reference to Exhibit 3.3 to the Registration Statement).

        (iv) By-Laws of Registrant to be effective upon the closing of the offering (Incorporated herein by reference to Exhibit 3.4 to the Registration Statement).




                     [Rest of Page Intentionally Left Blank]

                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized on this 26th of February, 1997.



                                       Registrant:
                                       Triton Systems, Inc.



                                       By: /s/ Ernest L. Burdette
                                           ----------------------------------
                                           Ernest L. Burdette
                                           President and
                                           Chief Executive Officer






                                      - 3 -